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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                             FORM 8-K


                          CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934 Date of Report (Date of earliest event reported)

                           May 9, 1996
________________________________________________________________


                           Mosler Inc.
_________________________________________________________________
      (Exact name of registrant as specified in its charter)


     Delaware                   33-5184           31-1172814
_________________________________________________________________
(State or other jurisdiction  (Commission         (IRS Employer
      of incorporation        File Number)        Identification
                                                  No.)


    8509 Berk Boulevard, Hamilton, OH                   45012
_________________________________________________________________
(Address of principal executive offices)               Zip Code


Registrant s telephone number, including area code

                          (513) 870-1001
_________________________________________________________________



_________________________________________________________________
(Former name or former address, if changed since last report)

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Item 4.   Changes in Registrant s Certifying Accountant.
          _____________________________________________

          Effective May 9, 1996, the Registrant engaged
Deloitte & Touche LLP as its independent auditors.



                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MOSLER INC.



Date:    May 13, 1996              /s/Paul F. Jeanmougin
                                   _____________________________
                                   Paul F. Jeanmougin
                                   Treasurer and
                                   Chief Financial Officer